UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 15, 2012

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 13, 2012, Corning Natural Gas Corporation ("Corning") entered into a Line of Credit Agreement with Five Star Bank (the "Bank") to document a loan in the principal amount of $750,000 by the Bank to Corning (the "Loan"). Interest on the Loan is payable monthly at a variable interest rate equal to The Wall Street Journal prime rate plus 1.00% until July 30, 2013. Commencing July 30, 2013 and continuing until August 1, 2018 (the "Maturity Date"), Corning will pay monthly payments of principal and interest at a fixed rate equal to the prevailing Federal Home Loan Bank of New York Fixed Advance Rate as published five days prior to July 30, 2013, plus 3.75%. Unless sooner accelerated or demanded under the terms of the agreement by the Bank, all principal and any unpaid interest under the Loan will become due at the Maturity Date. Any amounts due under the Loan will become immediately due and payable in the event of a default as defined in the Loan and may be prepaid at any time without penalty. The obligations under the Loan are secured by the other Loan Documents from the Term Loan entered into on September 1, 2011. The Loan Documents contain customary representations, warranties and covenants made by the parties.

The purpose of this Note is to refinance the Five Star Bank Term Loan which was to mature on August 31, 2012.

FORWARD-LOOKING STATEMENTS

This report contains statements which, to the extent they are not recitations of historical facts, constitute "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995 (Reform Act). The words "estimate", "project", "anticipate", "expect", "intend", "believe", "could" and similar expressions are intended to identify forward-looking statements. All such forward-looking statements are intended to be subject to the safe harbor protection provided by the Reform Act. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. As forward looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. Accordingly, actual results may differ materially from those expressed in any forward looking statements. Factors that could cause results to differ materially from our management's expectations include, but are not limited to, those listed under Item 1A - "Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, and under the heading "Risk Factors" in the prospectus, subject to completion, dated July 25, 2012, forming a part of our Registration Statements on Form S-1 (No. 333-182386). Please see the Registration Statement noted above and the reports incorporated by reference therein for certain factors which may cause our results to vary from those expected.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this document to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: August 15, 2012